UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Strategy Inc (the "Company") and Michael Saylor, the Company's Executive Chairman and Chairman of the Board, made posts to their respective X accounts regarding the Company’s 2026 Special Meeting of Shareholders (the "Special Meeting") and certain of the proposals to be presented for shareholder consideration. A copy of such posts are set forth below as Annex A.

Additionally, Mr. Saylor reposted on his X account a post regarding the Special Meeting and certain of the proposals to be presented for shareholder consideration. A copy of the relevant portion of accompanying transcript of the embedded video is set forth as Annex B.

Annex A

Post

Strategy
@Strategy

Stretch Dividend Rate maintained at 12.00% for October 2026. $STRC

Stretch
your income.
Nasdaq
STRC
12.00%
Dividends Paid Twice Per Month
Before you invest, read the full prospectus and related documents for more about Strategy and the related offerings

8:00 PM · Sep 30, 2026 · **5,986** Views

6 15 159 3

Relevant

View quotes

Post

Strategy
@Strategy

Nasdaq **STRC**

Dividends **12.00%**

Strategy Inc's Series A Perpetual Stretch Preferred Stock (STRC) is not collateralized by Strategy Inc's bitcoin holdings and has only a preferred claim on residual assets. There is no guarantee of returns, liquidity, future performance or return of principal. STRC is not a bank deposit, not FDIC insured, and lacks the protections of bank accounts, money market funds (or the 1940 Act), treasuries, or similar instruments. STRC's variable annualized dividend rate as of October 2026 is 12.00% based on $100 stated amount; trading price and effective yield may vary; not indicative of future rates; rate is subject to monthly adjustment and may be significantly lower; dividend is not guaranteed. STRC currently pays dividends semi-monthly; daily dividend payments are subject to shareholder approval of a proposal to be voted on October 28, 2026 and the filing and effectiveness of an amended and restated certificate of designations with the Delaware Secretary of State, and there is no assurance the proposal will be approved or that daily dividends will be implemented.

This is not financial, tax, legal, or other advice; no tax representations. STRC may not be suitable for every person. Strategy Inc has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before investing, read the prospectus and other documents filed with the SEC for more complete information about Strategy Inc, this offering, and its risks. Free at EDGAR on sec.gov; current rate, price, and yield at strategy.com.

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding the proposed daily dividend amendments, their anticipated benefits and impacts, the timing and implementation of daily dividends, changes in dividend policy and capital structure, bitcoin/digital-asset volatility, regulatory/accounting/tax changes, liquidity and cybersecurity risks, financing availability, and other risks described in our SEC filings. Actual results may differ materially from those indicated by such forward-looking statements. We undertake no obligation to update forward-looking statements except as required by law.

IMPORTANT INFORMATION REGARDING THE 2026 SPECIAL MEETING: Strategy has filed a preliminary proxy statement with the SEC on September 25, 2026 in connection with the October 28, 2026 Special Meeting. Shareholders are urged to read the preliminary proxy statement and other relevant materials because they contain important information. Information regarding the participants in the solicitation and their direct or indirect interests, by security holdings or otherwise, is set forth under "Executive Officer Compensation" and "Director Compensation", respectively, in the definitive proxy statement for the Company's 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. and "Security Ownership of Certain Beneficial Owners and Management" and "Interests of Directors and Officers" in the preliminary proxy statement for the 2026 Special Meeting, available here.

strategy.com

8:00 PM · Sep 30, 2026 · **1,473** Views

1 13

← **Post**

Michael Saylor @saylor

Stretch Dividend Rate maintained at 12.00% for October 2026. $STRC

Stretch
your income.
Nasdaq
STRC
12.00%
Dividends Paid Twice Per Month
Before you invest, read the full prospectus and related documents for more about Strategy and the related offerings

Strategy

8:02 PM · Sep 30, 2026 · **83.3K** Views

96 92 1K 14

← **Post**

Michael Saylor
@saylor

Nasdaq
STRC

Dividends
12.00%

Strategy Inc's Series A Perpetual Stretch Preferred Stock (STRC) is not collateralized by Strategy Inc's bitcoin holdings and has only a preferred claim on residual assets. There is no guarantee of returns, liquidity, future performance or return of principal. STRC is not a bank deposit, not FDIC insured, and lacks the protections of bank accounts, money market funds (or the 1940 Act), treasuries, or similar instruments. STRC's variable annualized dividend rate as of October 2026 is 12.00% based on $100 stated amount; trading price and effective yield may vary; not indicative of future rates; rate is subject to monthly adjustment and may be significantly lower; dividend is not guaranteed. STRC currently pays dividends semi-monthly; daily dividend payments are subject to shareholder approval of a proposal to be voted on October 28, 2026 and the filing and effectiveness of an amended and restated certificate of designations with the Delaware Secretary of State, and there is no assurance the proposal will be approved or that daily dividends will be implemented.

This is not financial, tax, legal, or other advice; no tax representations. STRC may not be suitable for every person. Strategy Inc has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before investing, read the prospectus and other documents filed with the SEC for more complete information about Strategy Inc, this offering, and its risks. Free at EDGAR on sec.gov; current rate, price, and yield at strategy.com.

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding the proposed daily dividend amendments, their anticipated benefits and impacts, the timing and implementation of daily dividends, changes in dividend policy and capital structure, bitcoin/digital-asset volatility, regulatory/accounting/tax changes, liquidity and cybersecurity risks, financing availability, and other risks described in our SEC filings. Actual results may differ materially from those indicated by such forward-looking statements. We undertake no obligation to update forward-looking statements except as required by law.

IMPORTANT INFORMATION REGARDING THE 2026 SPECIAL MEETING: Strategy has filed a preliminary proxy statement with the SEC on September 25, 2026 in connection with the October 28, 2026 Special Meeting. Shareholders are urged to read the preliminary proxy statement and other relevant materials because they contain important information. Information regarding the participants in the solicitation and their direct or indirect interests, by security holdings or otherwise, is set forth under "Executive Officer Compensation" and "Director Compensation", respectively, in the definitive proxy statement for the Company's 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. and "Security Ownership of Certain Beneficial Owners and Management" and "Interests of Directors and Officers" in the preliminary proxy statement for the 2026 Special Meeting, available here.

strategy.com

8:02 PM · Sep 30, 2026 · **15.7K** Views

5 3 59 1

Annex B

Jeff Walton (JW)

Huge announcement from Strategy last week on the move to daily dividends. I think it's an enormous potential for the preferred ecosystem and digital credit continuing to grow here.

*****

Let's take a step back. Strategy announced daily dividends. And they're in the process of trying to move to daily dividends. That starts, I guess voting starts today, I guess, end of quarter or October 8th? Or something like that. And then voting goes through October 28th. And if it gets approved, then all of the Strategy instruments will look to go to a daily dividend cadence, with STRC starting in November and all of the other perpetual preferred equity securities, with the exception of Stream, would start daily cadence in January of 2027 because they're quarterly paying securities. And so they're in the process of going through the vote to get that approved, which hopefully that starts here in November.

A couple of developments. That daily dividend is looking to capture the risk of holding on the weekend. They're looking to do it on a calendar day basis. We did it on a business day basis. So there's a small discrepancy between the daily dividends. We had forecasted that this was a very likely probability that Strategy would move to daily dividends, given that Saylor in the past had talked about, "I would pay a dividend every hour if I could."

*****

So I'm super excited about the entire ecosystem and the future of the other perpetual preferred securities that Strategy had. I think Strike is incredibly interesting and compelling with a daily interest payment. I think we will see arbitrage between the entire ecosystem. I wouldn't be surprised if Strike traded up to like $200, where the daily dividend actually becomes incredibly compelling and interesting and the rate drops to about 4% instead of about 8%. And then you effectively hold a 4% dividend paying instrument and you have the upside of the price appreciation with the conversion into equity on MSTR. Stride STRD should also be incredibly interesting because it is non-cumulative.

Additional Information and Where You Can Find It

Strategy Inc (the “Company”) has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2026 Special Meeting of Stockholders (the “Special Meeting”). The Company also intends to file a definitive proxy statement with the SEC for the Special Meeting. Promptly after filing the definitive proxy statement, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting. Investors and securityholders are urged to read these documents, including the definitive proxy statement (and any amendments or supplements thereto), when they become available because they contain important information. You may obtain these documents (when they become available) free of charge on the SEC's website (www.sec.gov) or at the Company’s website (www.strategy.com) or by contacting the Company’s Investor Relations team by email (ir@strategy.com).

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by following the voting instructions set forth in the definitive proxy statement.

Participant Information

The Company and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Strategy’s stockholders in connection with the matters to be considered at the Special Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Officer Compensation” and “Director Compensation”, respectively, in the definitive proxy statement for the Company’s 2026 Annual Meeting of Stockholders filed with the SEC on April 28, 2026, available here. Information regarding the participants’ holdings of the Company’s securities and their direct or indirect interests, by security holdings or otherwise, can be found in the sections titled “Security Ownership of Certain Beneficial Owners and Management” and “Interests of Directors and Executive Officers” in the preliminary proxy statement for the Special Meeting, available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed changes to the terms of the Company’s 10.00% Series A Perpetual Strife Preferred Stock, Variable Rate Series A Perpetual Stretch Preferred Stock, 8.00% Series A Perpetual Strike Preferred Stock, and 10.00% Series A Perpetual Stride Preferred Stock and related potential benefits or impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.